SCHEDULE 14A INFORMATION

           Proxy  Statement  Pursuant  to  Section  14(a)  of  the  Securities
                 Exchange  Act  of  1934  (Amendment  No.     )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:
[  ]  Preliminary  Proxy  Statement         [  ]  Confidential,  for  Use of the
                                            Commission  Only  (as  permitted  by
                                            Rule  14a-6(e)(2))
[X]  Definitive  Proxy  Statement
[X]  Definitive  Additional  Materials
[  ]  Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  Rule  14a-12

                             MacDermid,  Incorporated

                   (Name  of  Registrant  as  Specified  In  Its  Charter)


(Name  of  Person(s)  Filing  Proxy  Statement,  if  other  than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X] No fee required per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[  ]  Fee  computed  on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title  of  each  class  of  securities  to  which  transaction applies:

     2)  Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing  fee  is  calculated  and  state  how  it  was  determined):

     4)  Proposed  maximum  aggregate  value  of  transaction:

     5)  Total  fee  paid:


[  ]  Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount  Previously  Paid:

     2)  Form,  Schedule  or  Registration  Statement  No.:

     3)  Filing  Party:

     4)  Date  Filed:

                                 MACDERMID
                                Incorporated
                             245  Freight  Street
                         Waterbury,  CT.  06702-0671

                    NOTICE  OF  ANNUAL  MEETING  OF  SHAREHOLDERS
                            TO  BE  HELD  April  30,  2003

     The Annual Meeting of Shareholders of MacDermid, Incorporated ("MacDermid") will be held at MacDermid's corporate headquarters located at 245 Freight Street, Waterbury, CT. 06702 on Wednesday, April 30, 2003 at 3:00 P.M. EDT, for the following purposes:

     1. To elect six (6) directors to hold office until the next annual meeting or until their successors are elected and qualified; and

     2. To consider and act upon the ratification of the appointment of KPMG L.L.P. as independent accountants for 2003; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 3, 2003 as the record date for the determination of shareholders who will be entitled to notice of and to vote at the meeting.

     Whether or not you plan to attend the annual meeting, please promptly vote, date and sign the enclosed proxy and return it in the enclosed postage-paid envelope at your earliest convenience prior to the meeting.

     Your proxy vote is very important. Prompt return of all your proxies will minimize proxy solicitation expense, assure a quorum and avoid confusion and delay at the meeting.

     Please  note  that,  in  addition  to the annual shareholders meeting noted
                          ----------------
above, MacDermid will also be holding a separate investors information session on Friday, May 2, 2003 at the Embassy Suites in Omaha, Nebraska at 2:00 P.M. All shareholders who wish to attend are invited to both, or either, of the annual meeting noted above or the information session. However please note that all voting on issues contained herein will occur only at the annual shareholders
                                                 ----
meeting to be held on April 30, 2003 at 3:00 p.m. at MacDermid's headquarters in Waterbury, Connecticut.

                                By  Order  of  the  Board  of  Directors,

Waterbury,  Connecticut            John  L.  Cordani
March  26,  2003                    Corporate  Secretary

(IN ORDER TO AVOID UNNECESSARY EXPENSE), we urge you to indicate voting instructions on the enclosed proxy and date, sign and return it promptly PRIOR to the meeting in the envelope provided, no matter how large or small your holdings may be.

                                    MACDERMID
                                Incorporated
                              245  Freight  Street
                      Waterbury,  Connecticut  06702-0671
                                 PROXY STATEMENT
                                     GENERAL

     THE ACCOMPANYING PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF MACDERMID, INCORPORATED ("MACDERMID") for use at the annual meeting of Shareholders of MacDermid and at any and all adjournments thereof (the "Meeting") to be held, pursuant to the accompanying Notice of Annual Meeting of Shareholders, at MacDermid, Incorporated, 245 Freight Street, Waterbury, CT. 06702 on Wednesday, April 30, 2003 at 3:00 P.M., EDT.

     Each holder of MacDermid's common stock (the "Common Stock") is entitled to one vote per share on each matter to be brought before the Meeting. Valid proxies will be voted as specified thereon at the Meeting. Any shareholder giving a proxy in the accompanying form (a "Proxy") retains the power to revoke it at any time prior to the exercise of the powers conferred thereby by (1) delivering written notice of such revocation to John L. Cordani, Corporate Secretary, MacDermid, Incorporated, 245 Freight Street, Waterbury, Connecticut 06702-0671; (2) delivering to the Corporate Secretary a duly executed Proxy or other proxy form bearing a date subsequent to the date on the given Proxy; or (3) appearing at the Meeting and requesting to vote his or her shares in person. Any shareholder who attends the Meeting in person will not be deemed thereby to revoke the Proxy unless such shareholder affirmatively indicates at the Meeting his intention to vote the shares in person.

     Unless a shareholder provides contrary instructions on a Proxy, all shares represented by the Proxy (if not revoked before such shares are voted) will be voted for the election of the nominees for directors named below, and by the persons granted the proxies in their discretion on any other business properly to come before the Meeting.

     MacDermid has retained D.F. King & Co., Inc. of New York, New York ("King") to assist with the solicitation of Proxies and the mailing and distribution of proxy material. The anticipated cost of King's services is approximately $4,500, plus reimbursement of expenses. MacDermid will bear the cost of the solicitation of Proxies, which may include the reasonable expenses of brokerage firms and others for forwarding Proxies and proxy material to the beneficial owners of Common Stock of MacDermid. In addition to the use of the mails, Proxies may be solicited by King and by regular employees of MacDermid personally, electronically or by telephone or telegram. Votes will be counted by employees of The Bank of New York of New York, the Corporation's transfer agent. MacDermid currently anticipates that John L. Cordani, the Corporate Secretary of MacDermid, will be the Inspector of Election who will certify the votes at the meeting of shareholders.

     Only holders of Common Stock of record at the close of business on March 3, 2003 are entitled to notice of and to vote at the Meeting. On that date there were 32,311,504 shares of Common Stock outstanding and entitled to be voted. Holders of a majority of such outstanding shares, present in person or represented by proxy, will be necessary to constitute a quorum at the Meeting. If a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting will be necessary for the election of each nominee for director and for the approval of the other items proposed. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Abstentions are counted in determining the shares represented at the Meeting with respect to each proposal presented to shareholders, but broker non-votes are not counted for such purpose.

     Any shares held for the account of a shareholder who participates in the MacDermid Dividend Reinvestment Plan will be voted automatically with the shareholder's other shares of Common Stock as directed by the shareholder on the enclosed Proxy.

     The approximate date on which this Proxy Statement and the accompanying Proxy are first sent to shareholders is March 26, 2003. MacDermid's Annual Report to Shareholders, containing financial statements for the fiscal year ended December 31, 2001, accompanies these proxy materials to each shareholder.


 EVERY  SHAREHOLDER'S  VOTE  IS  IMPORTANT
Please complete, sign and return your proxy card in the enclosed envelope.

                                   ITEM  1

                            ELECTION  OF  DIRECTORS


     The Board of Directors, pursuant to the By-Laws, as amended, has fixed at six (6) the number of directors to be elected at the Meeting. Shares represented by Proxies will be voted for the election of the nominees for Director listed below, unless otherwise indicated. Each Director of MacDermid shall serve until the next annual meeting or until his successor has been elected and qualified. All nominees are currently Directors of MacDermid.

     Management has no reason to believe that any nominee named below will be unable to serve as a Director. If at the time of the Meeting a nominee should be unable to stand for election, it is the intention of the persons granted the Proxies to vote in their discretion for such person as may be designated as a nominee by the Board of Directors of MacDermid.

The  following  information  has  been  provided  by  each  Director  nominee.


                           --NOMINEES FOR DIRECTOR --


DANIEL  H.  LEEVER  Mr.  Leever  joined  MacDermid  in
1982.  In  1989,  he  was  appointed  Senior  Vice
President and Chief Operating Officer. The following year, he was appointed President and Chief Executive Officer. In 1998, Mr. Leever was appointed Chairman of the Board and currently serves as Chairman and Chief Executive Officer.
Mr.  Leever  attended  undergraduate  school  at  Kansas
State University and the graduate school at the University of New Haven School of Business.

Principal occupation -Chairman of the Board and Chief Executive Officer of MacDermid

Director  since  1989

2,103,227  shares  -  6.5%  (1)

Age:  54


DONALD  G.  OGILVIE  -  Mr.  Ogilvie  has  been
President  of  the  American
Bankers  Association  since  1985.  From  1980  to
1985 he was a Vice President of Celanese Corporation and from 1977 to 1980 Associate Dean of Yale University's School of Organization and Management. Earlier, he held posts in the U.S. Department of Defense and in the Executive Office of the President as Associate Director of National Security and International Affairs in the Office of Management and Budget. Mr. Ogilvie has a B.A. degree from Yale University and an M.B.A. from Stanford University's School of Business.

Principal  occupation  -  President  of  American  Bankers  Association

Director  since  1986

28,724  shares  -  *(2)  (3)

Chairman of the Audit Committee and member of the Compensation and Corporate Governance Committees.

Age:  59


JAMES C. SMITH Mr. Smith is Chairman of the Board (1995) and Chief Executive Officer (1987) of
Webster Financial Corporation and its subsidiary, Webster Bank of Connecticut. From 1987 until
April 2000, Mr. Smith also served as President of Webster Financial Corporation and Webster Bank.
Mr. Smith is active in a number of organizations dedicated to enhancing the quality of life in the communities served by Webster. Mr. Smith has an AB degree from Dartmouth College.

Principal occupation - Chairman of the Board and Chief Executive Officer of Webster Financial Corporation and its subsidiary, Webster Bank of Connecticut.

Director  since  1994

40,130  shares  -  *  (2)  (3)

Member  of  the  Audit,  Compensation  and  Corporate  Governance  Committees.

Age:  54


JOSEPH M. SILVESTRI Mr. Silvestri has been a Vice President of Citicorp Venture Capital Ltd since 1995. He is a member of the boards of directors and compensation committees of Triumph Group, Inc, a manufacturer and distributor of aircraft components, Euramax, a fabricator of aluminum and steel products and ISG Resources, a manufacturer of building products. Mr. Silvestri is also a director of Delco Remy, a manufacturer of automotive parts. He also serves on the Boards of Directors of a number of private corporations. Mr. Silvestri has a BS degree from Pennsylvania State University and an MBA degree from Columbia Business School.
Mr. Silvestri serves as Citicorp's director nominee pursuant to the terms of the Acquisition agreements entered into between the Company, Citicorp, and PTI, Inc. on December 29, 1999.

Principal  occupation  -  Vice  President  of  Citicorp  Venture  Capital  Ltd.

Director  since  1999

176,424  shares  -  *  (2)  (3)

Member  of  the  Compensation  Committee.

Age:      41


T. QUINN SPITZER, JR. Mr. Spitzer is a partner in McHugh Consulting, a management consulting firm specializing in business strategy and complexity management. Mr. Spitzer has been an independent consultant since 1973. In 1978 he joined the consulting firm of Kepner-Tregoe, Inc. of Princeton, N.J. In 1990, he was appointed President and Chief Executive Officer of Kepner-Tregoe, and in 1996 he also became Chairman of the Board of Kepner-Tregoe. In 1999 he established McHugh Consulting. Mr. Spitzer received his undergraduate education from the University of Virginia and his graduate education from the University of Georgia. He serves on the Boards of Directors of UTI, Inc.
and  the  National  Alliance  of  Business.

Principal  Occupation  -  Partner,  McHugh  Consulting
Director  since  2000
21,115  shares  -  *(2)  (3)

Chairman of the Compensation and Corporate Governance Committees, as well as Lead Director.

Age:  53


ROBERT  L.  ECKLIN   Mr.  Ecklin  is  Executive  Vice  President-
Optical Communications for Corning Incorporated. He has held this position since January 2001 and has been Executive
Vice  President  for  Corning  since  January,1999.  He  joined
Corning in 1961 in the Engineering Division and has held a number of manufacturing and operations positions at Corning.
He was formerly plant manager of two Corning facilities and was named Vice President in 1982. In 1990, Mr. Ecklin was appointed Senior Vice President and General Manager, Industrial
Products. Mr. Ecklin serves on several boards including Pittsburgh Corning, Pittsburgh Corning Europe as well as several service organizations, including the Alliance For Manufacturing and Technology for the Southern Tier, the Committee of 50, Alfred
Technology  Resources,  National  Alliance  of  Business  and  the
State University of New York, Research Board. Mr. Ecklin holds a bachelor's degree in architectural engineering and has completed the Executive Management Program at Dartmouth University.

Principal  occupation  -  Executive  Vice  President  of
Corning,  Incorporated

Director  since  2001

16,724  shares  -  *(2)  (3)

Member  of  the  Audit,  Compensation  and  Corporate  Governance  Committees.

Age:  64


*  Indicates  less  than  1%  of  the  outstanding  shares  of  Common  Stock.


                         Notes to Election of Directors


     (1) Includes 148,647 shares held by MacDermid's Profit Sharing and Employee Stock Ownership plans (reported as of December 31, 2002), 282,065 shares which may be acquired upon exercise of options granted under the Special Stock Purchase Plan and 500,000 shares which may be acquired upon exercise of options granted under the MacDermid Incorporated Stock Option Plan dated July 6, 1998 and 330,000 shares which may be acquired upon the exercise of options granted under the 2001 Key Executive Performance Equity Plan. Includes 6,795 shares held in trust by Mr. Leever for his son and 3,973 shares owned by his spouse, as to all of which Mr. Leever disclaims beneficial interest. Also includes 210,599 shares held by a certain trust established by Mr. Harold Leever, for which Mr. Daniel Leever is co-trustee. Also includes 150,000 options issued to Mr. Leever pursuant to the terms of the 2001 Key Executive Performance Equity Plan in February, 2003.

     (2)  Owner  has  sole  voting  power.

     (3) Includes director's premium options granted under the MacDermid, Incorporated Stock Option Plan of 2,295; 2,295; 3,501; 1,527 and 0 for Messrs. Ogilvie, Smith, Silvestri, Spitzer and Ecklin, respectively and options granted under the 2001 Key Executive Performance Equity Plan to purchase 5,779; 5,779; 7,789; 6,003; and 5,779 for Messrs. Ogilvie, Smith, Silvestri, Spitzer and Ecklin, respectively. Also includes 10,000; 10,000; 12,500; 10,000 and 10,000 options issued under the Key Executive Performance Equity Plan to Messrs. Ogilvie, Smith, Silvestri, Spitzer and Ecklin, respectively, as well as 667, 445, 1,111 and 445 shares restricted stock issued under the Equity Incentive Plan to Messrs. Ogilvie, Smith, Spitzer and Ecklin, respectively, all in February 2003 as Director's retainer.


                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee has furnished the following report on executive compensation in the fiscal year ended December 31, 2002.


                             EXECUTIVE COMPENSATION

     The Compensation Committee is primarily responsible for MacDermid's overall executive compensation policy of compensating MacDermid's officers competitively with those of comparable companies, rewarding exceptional performance where appropriate and providing incentive for future performance through cash incentive payments and equity incentives. In the fiscal year ended December 31, 2002, MacDermid's executive compensation generally had three basic components: annual base salary, short-term cash incentive bonus and equity incentives (long term compensation).

     In establishing levels of annual salary, incentive bonus and equity incentives, the Committee generally considers, in order of emphasis, the following factors: (i) MacDermid's performance, or in certain cases group performance, relative to Committee expectations, (ii) the performance and achievements of MacDermid's executives, individually, and collectively, (iii) the responsibilities of each executive, (iv) the compensation practices of peer companies, and (v) the level of cash compensation and equity incentives required to attract and hold qualified executives.

     MacDermid uses a comparative group of specialty chemical companies, (the "Comparator Group") to serve as a factor for determining the appropriate cash and equity incentive components of the program. The companies in the Comparator Group are selected based upon their similarity to MacDermid, relative complexity, and scope. Earnings trends, return on equity and other performance measures are compared. The size and composition of the Comparator Group may change from year to year. The Comparator Group differed from the group of companies included in the Media General Specialty Chemical stock index used in the Comparative Stock Performance graph. The Media General Specialty Chemical stock index, which consists of approximately 70 companies, is too unwieldy to use for compensation purposes because of the large number of companies and their disparate compensation practices. The Comparator Group is not used in the performance graph principally because of the need to maintain consistency in the indices or peer groups used in the graph.

     Before considering the compensation factors discussed above, the Committee targets annual base compensation at a level which, together with incentive bonuses, would provide cash compensation to individual executives at below median market compensation levels for poor corporate or unit performance, at median market compensation levels for good performance, and above median market compensation levels for excellent performance.

     Executives, other than the Chief Executive Officer, received base salaries and were eligible to receive performance based bonuses. Base salaries were set by the Committee in accordance with the above noted considerations. Primarily base salaries were determined by considering the executive's qualifications and responsibilities as well as the market based compensation practices of peer companies. Executives were also eligible to receive performance bonuses based primarily upon their individual and collective performance as well as the performance of the business units each primarily affects, in comparison to goals which have been pre-established by the Committee early in the fiscal year. The financial goals established by the Committee in determining performance bonuses use the operating profit and owners earnings of the business units most affected by each executive. Thus for this fiscal year the goals established by the Committee have encouraged executives to maximize the operating profit and owners earnings generated by the business units applicable to each executive. Bonuses were paid to the executives based upon the meeting of these pre-established financial goals. Performance bonuses ranged from 0 to 130 percent of base salary as a function of applicable financial performance in relation to the pre-established financial goals.

     During the fiscal year ended December 31, 2002, MacDermid's executives were eligible to receive equity incentives (Stock Options or Restricted Stock Awards) under the MacDermid Special Stock Purchase Plan (the "Special Stock Purchase Plan"), the MacDermid, Incorporated 1995 Equity Incentive Plan (the "Equity Incentive Plan"), the MacDermid Stock Option Plan dated July 6, 1998 (the "Stock Option Plan"), and under the 2001 Key Executive Performance Equity Plan (the "Performance Equity Plan")(the Special Stock Purchase Plan, Equity Incentive Plan, Stock Option Plan, and the Performance Equity Plan, collectively referred to as the "Plans").

     The Committee administers the Plans, and awards equity incentives to executives and other employees of MacDermid. The purpose of awarding equity incentives under the Plans is to enable MacDermid to attract, retain and motivate its employees to exert their best efforts to enhance shareholder value by giving them the ability to participate in the long-term growth of MacDermid. The Committee generally considers the same factors in establishing the amounts of equity awards for MacDermid's executive officers as those listed above. The amounts of the awards are based upon the relative position of each executive officer within MacDermid and individual performance independent of the terms and amount of awards previously granted. The Compensation Committee has a stated policy of not re-pricing options after issuance.

"Stock  Option  Plan"  -  No  Options  Awarded  this  F.Y.
     Stock options awarded under the Stock Option Plan are in the form of options to purchase a specified number of shares of MacDermid common stock at an exercise price which is set at a premium over the market price on the date of grant. The actual premium is set by the Compensation Committee. The period for exercising an option will begin four years after the date of grant and will end ten years after the date of grant. Vesting requirements, if any, are established by the Committee. Unless determined otherwise by the Compensation Committee, the exercise period will automatically terminate ninety (90) days after the grantee ceases to be employed by the Company on a full time basis, for any reason. During the fiscal year no options were granted under the Stock Option Plan.

"Special  Stock  Purchase  Plan"  -  No  Options  Awarded  this  F.Y.
     Stock Options awarded under the Special Stock Purchase Plan are in the form of options to purchase a specified number of restricted shares of MacDermid Common Stock at an exercise price at least 66.6% of the market price of the Common Stock on the date of award. The options are generally exercisable only during the four-year period beginning on the date of award. However, at the 1996 Annual Meeting, the shareholders approved amendments to the Special Stock Purchase Plan which may extend the foregoing exercise period under certain conditions. The shares of Common Stock acquired upon any exercise are treated as restricted stock for a period of four years commencing on the date of exercise. Such shares may not be sold during such period (other than to MacDermid at the exercise price) and must be resold to MacDermid at the exercise price if the participant's employment with MacDermid is terminated during such period, except in the case of death, retirement, permanent disability or involuntary termination without cause. Such restrictions may, however, be waived by the Committee in its discretion from time to time. No options were granted under the Special Stock Purchase Plan during the fiscal year.

"Equity  Incentive  Plan"  -  No  Restricted  Shares  Awarded  this  F.Y.
     Restricted stock awards issued under the Equity Incentive Plan generally consist of restricted stock having a fair market value equal to twenty (20) percent of the participant's annual bonus amount made in lieu of the allocable bonus amount plus a matching portion equal to a multiple of the shares awarded in lieu of the allocable bonus amount. Restricted grants may also be made to participants who do not participate in MacDermid's annual bonus. The restricted stock awards may not be sold or transferred for a period of time. The restricted stock is forfeited to MacDermid if the participant's employment with MacDermid is terminated during the restricted period, except in the case of death, permanent disability, involuntary termination without cause or retirement. Such restrictions may, however, be waived by the Committee in its discretion from time to time.

"Performance  Equity  Plan" -470,000 Options Awarded to Named Officers this F.Y.
     Options to purchase MacDermid common shares pursuant to the terms of the Performance Equity Plan are issued at fair market value at the time of the grant, adjusted annually based upon comparative performance with the S&P Specialty Chemicals Index. The options generally vest at the end of a four (4) year period. The number of options which vest may be increased or decreased based upon MacDermid's cumulative owner earnings during the four year vesting period in relation to targets set by the Committee at the time of the award. The exercise period generally begins upon vesting and ends 10 years from the date of grant or 90 days after termination of the participant's employment for any reason, whichever occurs sooner. During the fiscal year the Committee awarded options to purchase 160,000; 200,000; 30,000; 50,000; and 30,000 shares of MacDermid common stock to Messrs. Leever, Malfettone, Boehner, Cordani and Bolingbroke respectively. Mr. Malfettone subsequently forfeited his options.

     The Committee believes that the Plans allow executive officers to participate in the enhancement of shareholder value.

                      CHIEF EXECUTIVE OFFICER COMPENSATION

     Compensation for Daniel H. Leever, MacDermid's Chairman and Chief Executive Officer, was determined in accordance with the terms of the MacDermid, Incorporated Executive Compensation Plan, the material terms of which were approved by the Company's shareholders at the 1998 Annual Meeting. Under the terms of the plan, no base salary is paid to Mr. Leever. The amount of performance based short-term annual compensation which was paid to Mr. Leever during this fiscal year was based directly and solely upon the following factors: (i) earnings per share, and (ii) the two-year average of earnings per share growth. Compensation under the plan was equal to the sum of two components. The first component was determined by multiplying a base amount of $6,000 by the number of cents per share the Company has earned for the fiscal year up to $1.00. The second component was determined by multiplying the same base amount by the number of cents per share earned by the Company during the fiscal year above $1.00, further multiplied by a factor of from 0 to 2.5, which factor is determined based upon the two year average of earnings per share growth. In determining earnings, the Committee uses its discretion in including or excluding one time or extraordinary gains or losses. Mr. Leever's annual performance based compensation was determined and paid solely in accordance with the terms of the plan as noted above.

     Mr. Leever received options to purchase 160,000 shares of MacDermid common stock pursuant to the terms of the Performance Equity Plan during this fiscal year.

     The Company is subject to Internal Revenue Code Section 162(m), which could limit the deductibility of certain compensation payments to its executive officers. The Company intends to comply with the requirements of Section 162(m); however, it also weighs the burdens of such compliance against the benefits to be obtained by the Company and pays compensation that is not fully deductible if it determines that such payments are in the Company's best interests. During this fiscal year, all compensation paid to the Company's executive officers was fully deductible by the Company.

     Respectfully  submitted  by,


                           THE COMPENSATION COMMITTEE
                              T.  Quinn  Spitzer,  Jr.  (Chairman)
                              Donald  G.  Ogilvie
                              James  C.  Smith
                              Joseph  M  Silvestri
                              Robert  L.  Ecklin


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. In this fiscal year, no executive officer of the Company served on the compensation committee or as a director of another entity, one of whose executive officers served on the Company's Compensation Committee or Board of Directors.

                           SUMMARY COMPENSATION TABLE

The following Summary Compensation Table summarizes annual, long-term and other compensation paid by MacDermid for each of its three previous fiscal years (the year noted as December, 2001 was a 9 month fiscal year)to MacDermid's Chief Executive Officer and its other stated officers.



                                                                 Long-Term
                                       Annual   Compensation   Compensation
                                                                  Awards
                                                                              Securities
Name and                                            Other       Restricted    Underlying        All
Compensation                 Salary    Bonus       Annual          Stock       Options/        Other
Principal         Fiscal                        Compensation      Awards         SARs      Compensation
Position           Year     ($)  (1)    ($)          ($)         ($)  (2)         (#)       ($) (3) (4)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Daniel H. . . .       2002        -    732,000              -             -      160,000        308,131
Leever. . . . .  Dec. 2001        -    298,367              -             -      170,000      1,141,497
Chairman and. .       2001        -    541,500              -             -            -      3,195,446
Chief Executive
Officer

John Malfettone       2002  208,461    100,000              -    130,000 (5)  200,000 (5)       500,000
Vice President.  Dec.2001         -          -              -             -            -
                      2001        -          -              -             -            -

Gregory M.. . .       2002  183,125    125,000              -             -       30,000         25,556
Bolingbroke . .  Dec.2001   105,000    100,000              -             -       31,000         51,350
Vice President,       2001  122,167     30,000              -             -       10,000        100,008
Treasurer and
Controller

Richard Boehner       2002  188,333     50,000              -             -       30,000              -
Vice President.  Dec.2001    83,308     25,000              -             -       50,000              -
                      2001        -          -              -             -            -              -

John L. Cordani       2002  157,609    125,000              -             -       50,000          5,500
Vice President.  Dec.2001         -     25,000              -             -            -              -
General . . . .       2001        -          -              -             -            -              -
Counsel
Secretary

     (1)  Salary amounts reported for John Malfettone were for services from January, 2002 to September,
2002  since  Mr. Malfettone's employment ended in September.  Salary amounts reported for Mr. Cordani in
2002  were  for  services  from  June,  2002  through  December,  2002.

     (2)  Awarded  in fiscal year indicated. Awards listed include options to purchase 160,000; 200,000;
30,000; 30,000; and 50,000 shares of MacDermid Common Stock for Messrs. Leever, Malfettone, Bolingbroke,
Boehner  and  Cordani  respectively, which options were granted pursuant to the Performance Equity Plan.

     (3)     Amounts  shown  for  this  fiscal year include deemed compensation which arose from restrictions lapsing  on  certain restricted share grants under the Equity Incentive Plan in the amounts of $230,460 and $20,056 for Messrs. Leever and Bolingbroke respectively.  Amounts listed for this fiscal year also include  Company  contributions to the E.S.O.P. in the amounts of $5,500; $5,500; and $5,500 for Messrs. Leever,  Bolingbroke and Cordani respectively, as well as $4,693 in split dollar life insurance premiums and  $67,478  in  other  deemed  income  for  Mr. Leever.  Lastly amounts for this year show $500,000 in severance income paid to Mr. Malfettone in accordance with a termination agreement entered into between the  Company  and Mr. Malfettone, which agreement was filed with the Company's 10Q for the quarter ended September  30,  2002  and  is  incorporated  herein  by  reference.

     (4)     The  Company  has  entered  into employment  agreements  with  Messrs. Bolingbroke, Boehner and Cordani.  The  employment agreements provide for payment of a severance in the amount of one year's base salary, or  in  some  cases two years' compensation, in the case of termination without cause or in the case  of  termination within two years of a change of control.  A separate employment agreement with
Mr. Cordani  similarly  provides for a potential two year severance in the case of termination without
Cause as  well  as  a  minimum  annual  salary  of  $250,000.00  during  the  employment.

     (5)     Mr.  Malfettone  subsequently  forfeited  the 200,000 options and 70,000 restricted shares.

     (6)     Includes  bonuses  accrued  or earned in each year whether or not such bonuses were paid in that  year.  In  the  Company's  previous  proxy  statements,  bonuses  were  included in the year paid.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

     The following table provides information with respect to the aggregate number of unexercised options held by the Chief Executive Officer and the named officers as of December 31, 2002.



                                                                        Value of
                                                                       Unexercised
                                                    Number of         In-the-money
                                                   Securities
                                                   Underlying          Options at
                   Shares                          Unexercised         FY-end ($)
                  Acquired
                on Exercise         Value      Options/SARS  at FY-    Exercisable/
             During Fiscal 2002   Realized    end (#) Exercisable/    Unexercisable
Name                 #              $             Unexercisable            (1)

Daniel H.                                (2)
Leever. . .             180,000   3,242,160             2,782,065/   $   5,672,497/
                                                           930,000   $    1,733,300
John                                                            (3)
Malfettone.                   0           -                    0/0              0/0
Gregory M.
Bolingbroke                   0           -          15,000/73,200        0/319,070
Richard
Boehner . .                   0           -               0/80,000        0/417,700
John
Cordani . .                   0           -          15,000/62,200        0/260,500


(1)     Value  is  reported  as the spread between the exercise price and the market price  on  December  31,  2002  of  $22.85  per  share.

(2)     Value reported was calculated based upon the difference between the exercise price  and  the  market  close on the day of exercise.  However, the shares acquired remain  restricted  for  four (4) years from the date of exercise and cannot be sold until  November  3,  2006.

(3)     All  options  granted  to  Mr.  Malfettone  were  forfeited.




              OPTION  GRANTS  IN  LAST  FISCAL  YEAR

     The following table sets forth certain information regarding options granted during the fiscal year ended December 31, 2002 by the Company to each of the named executive officers:


                                 Percent of
                    Number of       Total                                Potential    Realizable
                     Shares        Options                               Value at       Assumed
                   Underlying      Granted                               Rates of     Stock Price
                     Options       to all       Exercise               Appreciation       For
                     Granted      employees      Price     Expiration   Option Term
Name                 (#) (1)    in F.Y. 2002   ($/Share)      Date       5%  $(3)        10% $

Daniel H. Leever.     160,000           17.0%  $    20.29     2/26/12             0     3,203,200


John   (2)                                                                        0             0
Malfettone. . . .     200,000           21.3%  $    17.66      1/7/12

Gregory M.
Bolingbroke . . .      30,000            3.2%  $    20.29     2/26/12             0       600,060


Richard Boehner
                       30,000            3.2%  $    20.29     2/26/12             0       600,060

John
Cordani . . . . .      50,000            5.3%  $    17.66      1/7/12             0       872,000




(1)     Represents  options  granted  under  the Performance Equity Plan.  Under the terms of the
Performance  Equity Plan the exercise price of the options is adjusted based upon the comparative change  of  the  S&P Specialty Chemicals Index.  These options will first become exercisable four
(4)  years  from  the date of grant (February 26, 2006 in the case of Messrs. Leever, Bolingbroke and  Boehner  and  January  7,  2006  in  the  case  of  Mr.  Cordani.

(2)     Mr.  Malfettone's  options  have  been  forfeited.

(3)     Options  granted  under  the  Performance  Equity  Plan  have  an exercise price which is adjusted  based  upon  comparative change of the S&P Specialty Chemicals Index.  This calculation assumes  a  5%  annual  appreciation  of  the  S&P  Specialty  Chemicals  Index.


                             EMPLOYEES PENSION PLAN


     The MacDermid Employees Pension Plan (the "Pension Plan") is a qualified defined benefit plan. Pension payments may be made under the Pension Plan upon normal retirement commencing when an executive reaches age 60 based upon credited years of service up to a maximum of 30 years. Annual benefits are calculated on a single-life annuity basis and are subject to offsets for (i) amounts based on the value of the executive's interest in the Profit Sharing Plan as of March 31, 1976, if any, and (ii) 0.45% of the lesser of covered compensation or final average compensation, as defined by the Internal Revenue Code (the "Code") Section 401(1), multiplied by the years of service.

     Under the MacDermid, Incorporated Supplemental Executive Retirement Plan (the "Supplemental Plan"), executive officers are entitled to the difference between the benefits actually paid to them under the Pension Plan and the benefits which they would have received under the Pension Plan were it not for certain restrictions imposed under the Code relating to the amount of benefits payable under the Pension Plan and the amount of annual compensation which may be taken into account in determining benefits under the Pension Plan.

     Assuming that there are no changes in the Pension Plan and that participants historically have had earnings at least equal to the maximum Social Security wage base in each year of employment with MacDermid, the following table illustrates the estimated annual benefit payable for life under the Pension Plan and the Supplemental Plan to an employee retiring at age 60 on December 31, 2002 with maximum service under the Plan of up to 30 years. These benefits do not reflect a Social Security supplement which is payable under the Pension Plan until the employee reaches age 65.



              ESTIMATED ANNUAL PENSION PAYABLE AT NORMAL RETIREMENT
                       BASED ON YEARS OF SERVICE INDICATED


Final average.   10 yrs    15yrs   20 yrs    25yrs    30yrs
earnings
150,000 . . .   20,135   30,203   40,271   50,338   60,406
200,000 . . .   27,635   41,453   55,271   69,088   82,906
250,000 . . .   35,135   52,703   70,271   87,838  105,406
300,000 . . .   42,635   63,953   85,271  106,588  127,906
350,000 . . .   50,135   75,203  100,271  125,338  150,406
400,000 . . .   57,635   86,453  115,271  144,088  172,906
450,000 . . .   65,135   97,703  130,271  162,838  195,406
500,000 . . .   72,635  108,953  145,271  181,588  217,906
600,000 . . .   87,635  131,453  175,271  219,088  262,906
700,000 . . .  102,635  153,953  205,271  256,588  307,906
800,000 . . .  117,635  176,453  235,271  294,088  352,906
900,000 . . .  132,635  198,953  265,271  331,588  397,906




     Covered compensation under the Pension Plan includes an employee's annual salary and bonus, which, for the Chief Executive Officer and four other named officers, is set forth in the Summary Compensation Table. Messrs. Leever, Malfettone, Cordani, Bolingbroke and Boehner have 23, 0, 16, 10 and 2 years of credited service, respectively, under the Pension Plan.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     In addition to retaining KPMG LLP to audit the consolidated financial statements for this fiscal year, the Company and its affiliates retained KPMG, as well as other accounting and consulting firms, to provide various consulting services in fiscal 2002, and expect to continue to do so in the future. The aggregate fees billed for professional services in this fiscal year for these various services were:

  - Audit Fees: $773,168 for services rendered for the annual audit of the Company's consolidated financial statements for this fiscal year and the quarterly reviews of the financial statements included in the Company's Forms 10-Q;

  - All Other Fees: $756,658 for tax services, including tax planning services and return preparation.


                              AUDIT  COMMITTEE  REPORT

     The Audit Committee of the Board of Directors (the "Audit Committee") is comprised of the three directors named below. Each member of the Audit Committee is an independent director as defined by New York Stock Exchange rules and as defined by applicable SEC regulations. The Audit Committee has adopted a written charter which has been approved by the Board of Directors, and which is set forth in Appendix A of this Proxy Statement. The Audit Committee has reviewed and discussed the Company's audited financial statements with management, which has primary responsibility for the financial statements. KPMG LLP ("KPMG"), the Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles. The Audit Committee has discussed with KPMG the matters that are required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees)as well as any other matters deemed material by the Committee or KPMG. KPMG has provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with KPMG that firm's independence. The only services, other than audit services, provided by KPMG to the Company during this fiscal year were tax services, which were determined to be compatible with KPMG's independence.

     Based on the considerations referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K this fiscal year and that KPMG be appointed independent auditors for the Company for the fiscal year ended December 31, 2003.

     The Audit Committee has determined that its Chairman, Donald Ogilvie, is an audit committee financial expert and meets the requirements of the Audit Committee Charter through the following education and experience:

- Mr. Ogilvie holds a B.A. degree from Yale University and an M.B.A. from Stanford University School of Business.

- As Associate Director of the Office of Management and Budget from 1974-1976, Mr. Ogilvie was responsible for direct oversight of the budgets for the Departments of Defense and of State as well as the budgets for the U.S. intelligence community and foreign aid.

- As Associate Director of the Yale University School of Management, Mr. Ogilvie was responsible for financial, accounting and audit functions.

-     Mr.  Ogilvie  served  as  Vice  President  for  the  Celanese Corporation.

- As President and CEO of the American Bankers Association, Mr. Ogilvie is responsible for budgeting, accounting and auditing functions, has frequent involvement with accounting issues, and has oversight of Audit Committee meetings. At the ABA, Mr. Ogilvie has continuous involvement with accounting and auditing issues as they affect the financial industry that he serves.

- Mr. Ogilvie has been a director of MacDermid since 1986 and a member of its Audit Committee since its formation. As a result, Mr. Ogilvie has extensive knowledge of MacDermid.

In addition to Mr. Ogilvie, Mr. James Smith is also a member of the Audit Committee. Mr. Smith also has considerable financial expertise including the following:

-     Mr.  Smith  has  an  AB  degree  from  Dartmouth  College.

- As Treasurer of Webster Bank from 1979-1982, Mr. Smith was directly responsible for many of its financial functions.

- As CEO of Webster Financial, Mr. Smith has responsibility for the integrity of Webster's financial operations and reporting.

- Mr. Smith has served on the Audit Committee of the American Banker's Association.

- As a Director of MacDermid and a member of its Audit Committee since 1994, Mr. Smith has developed an extensive knowledge of MacDermid.

     In view of the foregoing, the Audit Committee has determined that it has an independent Audit Committee financial expert and possesses the necessary financial expertise to properly carry out its functions in accordance with its Charter and all applicable regulations.

     The foregoing report is provided by the following independent directors, who constitute the Audit Committee:

     Donald  Ogilvie  (Chairman)
     Robert  Ecklin
     James  Smith

                          COMPARATIVE STOCK PERFORMANCE


     The following graph and chart compare, during the five-year period commencing December 31, 1997 (at the market close) and ending December 31, 2002, the annual change in the cumulative total return on MacDermid's Common Stock with the Standard and Poors 500 and the Media General Specialty Chemicals Stock indices, assuming an investment of $100 on December 31, 1997 (at the market close) and the reinvestment of any dividends.



                        FIVE YEAR CUMULATIVE TOTAL RETURN
                              (GRAPH)

          Past share performance should not be viewed as necessarily indicative of future performance.


Graph Dollar Values   1997  1998  1999  2000  2001  2002
--------------------------------------------------------
MacDermid, Inc.. . .   100   139   146    68    61    82
Standard & Poors 500   100   129   156   141   124    97
Specialty Chemicals.   100    88    85    84    90    75



                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                AND OF MANAGEMENT

       The following table sets forth information as of December 31, 2002, (unless otherwise noted) with respect to ownership of common stock by any person known by MacDermid to be a beneficial owner of more than 5% of its common stock, by MacDermid's C.E.O. and four other most highly compensated executive officers and by all Directors and officers of MacDermid as a group. Unless otherwise noted, each person has sole voting and disposition power with respect to such person's shares. The total shares of common stock beneficially owned by the officers includes the right to acquire ownership through exercisable stock options.



--------------------------------------------------------------------------------
                                        Number of Shares
                                          Beneficially      Percent
                                              Owned        of Class
--------------------------------------------------------------------------------
FIVE PERCENT BENEFICIAL OWNERS
Citigroup, Inc.. . . . . . . . . . . .         3,330,770   10.3% (1)
399 Park Avenue
New York, New York 10043

MacDermid Employees Profit Sharing,. .         2,883,382    8.9% (2)
Pension and Stock Ownership Plans
MacDermid Equipment, Inc. 401(K) Plan
245 Freight Street
Waterbury, Connecticut  06702

Fleet Boston Financial Corporation . .         1,914,960    5.9% (3)
100 Federal Street
Boston, Massachusetts 02110

Vanguard/Primecap Fund, Inc. . . . . .         1,701,000    5.3% (4)
P.O. Box 2600
Valley Forge, PA 19482

Daniel H. Leever . . . . . . . . . . .         2,103,227    6.5% (5)
c/o MacDermid, Incorporated
245 Freight Street
Waterbury, CT 06702

NAMED EXECUTIVE OFFICERS

Daniel H. Leever . . . . . . . . . . .     2,103,227  (5)       6.5%
John Malfettone. . . . . . . . . . . .            -0- (6)         *
Gregory M. Bolingbroke . . . . . . . .       106,317  (6)         *
Richard L. Boehner . . . . . . . . . .        80,000  (6)         *
John L. Cordani. . . . . . . . . . . .         77,977 (6)         *

All Directors, Director
 Nominees and Officers . . . . . . . .      2,887,005 (6)       8.9%
 as a group (8 persons)



          *Less  than  1%  of  shares  outstanding

     (1) The information for Citigroup is taken from its Schedule 13D dated September 19, 2002 and its Form 4 dated February 25, 2003. Total includes 2,730,770 shares beneficially owned by Citicorp Venture Capital Ltd. ("CVC") and 600,000 shares held by affiliates of CVC, to which CVC disclaims beneficial ownership.

     (2) 2,490,127 shares in the MacDermid Employees Profit Sharing and Employee Stock Ownership Plans are beneficially owned by the trustee of the plans, First Union National Bank, and 393,255 shares in the MacDermid, Incorporated Employees Pension Plan are beneficially owned by the trustee of the plan, First Union National Bank. Under the terms of the Profit Sharing Plan and the ESOP, participants have the right to vote the shares credited to their accounts; however, the trustee may, in its discretion, vote any shares (including unallocated shares) not voted by the participants. The trustee of the Pension Plan may vote all the MacDermid shares beneficially owned thereunder.

     (3) The information for Fleet Boston Financial Corporation ("Fleet") is taken from its Schedule 13G dated February 14, 2002. Fleet has sole voting power with respect to 1,653,671 shares, sole dispositive power with respect to 1,059,082 shares and shared dispositive power with respect to 845,830 shares.



     (4)     The  information for Vanguard Primecap Fund, Inc. is taken from its
Schedule  13G  dated  February  14,  2003.

     (5) Additional explanation of the shares beneficially owned by Mr. Leever is provided in the footnotes under Election of Directors.

     (6) Includes shares reported by Mr. Leever as provided in the footnotes under Election of Directors. Also includes 13,869; 777; 0 and 0 shares held by Messrs. Bolingbroke, Cordani, Malfettone and Boehner respectively in the MacDermid Profit Sharing and Employee Stock Ownership Plans, 61,000; 50,000; 0 and 80,000 options to purchase shares of MacDermid common stock granted to Messrs. Bolingbroke, Cordani, Malfettone and Boehner respectively under the Performance Equity Plan and 27,200 and 27,200 options to purchase shares of MacDermid common stock granted to Messrs. Bolingbroke and Cordani respectively under the Stock Option Plan.



                       INTERESTS OF MANAGEMENT AND OTHERS
                IN CERTAIN TRANSACTIONS AND FAMILY RELATIONSHIPS

     During this fiscal year, the Company engaged the services of Carmody & Torrance, LLP. Mr. John L. Cordani, MacDermid's Secretary, was a partner at this law firm during this fiscal year. The Company paid $1,103,789.00 for legal services rendered by Carmody & Torrance, LLP. during the fiscal year.

                       ADDITIONAL INFORMATION RELATING TO
                      THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors held four (4) regular meetings during this fiscal year. Each of the current members of the Board of Directors attended at least 75% of the meetings of the Board and the committees of which they were members. The Board has Audit, Compensation and Corporate Governance Committees.

     The Audit Committee appoints independent auditors, determines the scope of the audit examination and the independence of the auditors, reviews and approves non-audit services provided by the auditors, reviews findings and recommendations of the auditors and management's response thereto and reviews MacDermid's internal audit function. The Committee met three (3) times during this fiscal year. Members of the Committee are Donald Ogilvie (Chairman), Robert Ecklin and James Smith. Attached as Appendix A is the Audit Committee Charter.

     The Compensation Committee reviews and determines officer compensation. It administers the Special Stock Purchase Plan, the Stock Option Plan, the Equity Incentive Plan and the Performance Equity Plan, determining the persons to whom stock options and restricted shares are to be granted, the number of options or restricted shares to be granted, the conditions of the grant, and the manner in which the exercise price shall be payable. The Committee, which met three (3) times during this fiscal year, included T. Quinn Spitzer, Jr. (Chairman), Donald
G. Ogilvie, James C. Smith, Joseph M. Silvestri, and Robert L. Ecklin. Attached as Appendix B is the Compensation Committee Charter.

     The Corporate Governance Committee reviews and makes recommendations to the Board with regard to director nominees. Any shareholder wishing to recommend a nominee to the Board should do so in writing addressed to John L. Cordani, Secretary, MacDermid, Incorporated, 245 Freight Street, Waterbury, Connecticut 06702-0671. The Corporate Governance Committee also reviews corporate governance in view of the principles and policies set by the Committee. Any suspected compliance or ethical breaches can be reported as provided for in MacDermid's Ethics and Compliance Policy. The Committee which met twice during this fiscal year is comprised of T. Quinn Spitzer (Chairman), Robert Ecklin, Donald Ogilvie and James Smith. The Committee regularly meets outside of the presence of management. Attached hereto as Appendix's C and D are the Corporate Governance Committee Charter and MacDermid's Corporate Governance Policy.

  MacDermid has adopted a formal Corporate Compliance and Ethics Policy which is applicable to all employees, officers, and directors of the Company. The terms of the Corporate Compliance and Ethics Policy are available on MacDermid's web site at www.macdermid.com.

     Directors who are employees of MacDermid received no compensation, other than their compensation and benefits received as employees. Directors who are not employees received options to purchase MacDermid common stock, pursuant to the terms of the Performance Equity Plan. The value of the Director option grants, at the time of the grant, is $32,000 per Director, calculated using the Black-Scholes method of option valuation. MacDermid also provides $50,000 of group life insurance for each outside Director, for which it paid a nominal amount in premiums this year.

                                     ITEM 2.


                         RATIFICATION OF APPOINTMENT OF
                             INDEPENDENT ACCOUNTANTS

     The independent public accountants for MacDermid for this fiscal year were KPMG LLP ("KPMG"), which firm has been selected to be MacDermid's auditors for next fiscal year by the Audit Committee of the Board of Directors, subject to the ratification of the shareholders. At the Meeting, a representative of KPMG will have the opportunity to make a statement if he or she wishes to do so and will be available to answer any appropriate questions that may be asked by shareholders.

     THE  BOARD  OF  DIRECTORS  UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.


                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Shareholder proposals for inclusion in the proxy statement relating to the 2003 annual meeting must comply in all respects with the rules and regulations of the Securities and Exchange Commission and be received at MacDermid's principal executive offices at 245 Freight Street, Waterbury, Connecticut 06702-0671 no later than July 31, 2003. Such proposals should be addressed to the attention of John L. Cordani, Secretary.


                                  MISCELLANEOUS

     The Board of Directors knows of no matters other than those referenced in the Notice of Annual Meeting which are to be brought before the Meeting. However, if any other matters are properly presented, it is the intention of the persons named in the Proxy to vote the Proxy in accordance with their best judgment.

    It is important that proxies be returned prior to the Meeting. Shareholders are urged to sign and date the enclosed Proxy and promptly return it in the enclosed envelope.


March  26,  2003                    JOHN  L.  CORDANI
                              Secretary



     MACDERMID, INCORPORATED WILL PROVIDE WITHOUT CHARGE, TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, A COPY OF ITS ANNUAL REPORT ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002. SUCH REQUEST SHOULD BE DIRECTED TO JOHN L. CORDANI, SECRETARY, MACDERMID, INCORPORATED, 245 FREIGHT STREET, WATERBURY, CONNECTICUT 06702-0671.





           Appendix  A


     MACDERMID,  INCORPORATED
     AUDIT  COMMITTEE  CHARTER


ORGANIZATION

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member. No committee member may, directly or indirectly, within the last fiscal year, or will while a member, accept, any consulting, advisory or other compensatory fee (other than directors' compensation) from the Company or its subsidiaries.


STATEMENT  OF  POLICY

The audit committee shall have oversight responsibility in fulfilling the Board's responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In doing so, it is the responsibility of the audit committee to maintain free and open communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

QUALIFICATIONS

Each member of the audit committee must have a working knowledge of corporate financial, accounting and reporting practices. In addition the chairman of the audit committee should, through education or experience, have (1) an understanding of U.S. generally accepted accounting principles and their application to financial statements, (2) experience in preparing, evaluating, or auditing financial statements of a U.S. public company and in the use of estimates, accruals and reserves, (3) experience with internal accounting controls, and (4) an understanding of audit committee functions. The board of directors may determine that a person meets the foregoing attributes if, in the board's judgment, such person has expertise and experience similar to the attributes noted.

RESPONSIBILITIES

In carrying out its oversight responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In  carrying  out  these  responsibilities,  the  audit  committee  will:

- Have sole authority to appoint, compensate and oversee the independent auditors who will audit the financial statements of the corporation and its subsidiaries. The selected independent auditors shall report directly to the committee.

- Review, on a periodic basis, all relationships between the independent auditors and the corporation in order to determine whether any such relationship has a likelihood of compromising the auditor's independence and take action to ensure that independence is maintained.

- Approve, in advance, the engagement of and the fees to be paid to the independent auditor for any function other than the audit, if the aggregate of such other fees will amount to more than five percent (5%) of the approved audit compensation.


- Meet with the independent auditors and financial management of the corporation to review and determine the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditors.

- Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the appropriate standards.

- Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors. Ensure that the internal auditor reports findings directly to the committee.

- Receive a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

- Review the financial statements and notes contained in the corporation's quarterly and annual reports filed on forms 10-Q and 10-K with management and the independent auditors (together and separately) to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

- Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

- Review sufficiency of accounting and financial human resources and succession planning within the company.

- Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

- Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

- Investigate and be responsible for the resolution of any disagreements between management and the independent auditor.

- Have in place procedures for addressing complaints concerning auditing issues and procedures for employees to anonymously submit their concerns regarding accounting or auditing issues.

- Review with the corporation's counsel any legal matters that could have a significant adverse impact on the corporation's financial statements and the corporation's compliance with legal and regulatory requirements as required.

- Prepare the audit committee report to be included in the corporation's annual proxy statement.

- Review the corporation's policy and strategy regarding financial risk management.

- Set clear hiring policies for employees or former employees of the independent auditors.

                                   APPENDIX B

                             MACDERMID, INCORPORATED

                         COMPENSATION COMMITTEE CHARTER


     The Board of Directors of MacDermid, Incorporated (the "Company") has constituted and established a Compensation Committee (the "Committee") with authority, responsibility, and specific duties as described in this Compensation Committee Charter.

                                   COMPOSITION

     The Committee shall consist of directors who are independent of management and free from any relationship that, in the opinion of the Board of Directors, as evidenced by its election of such Committee members, would interfere with the exercise of independent judgment as a Committee member. Each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16-3(b) under the Securities Exchange Act of 1934 and an "Outside Director" within the meaning of Section 162 (m) (4) (c) (i) of the Internal Revenue Code.

                    MISSION STATEMENT AND PRINCIPAL FUNCTIONS

     The Committee's basic responsibility is to assure that the senior executives of the Company and its wholly-owned affiliates are compensated effectively in a manner consistent with the shareholders' interests and with the compensation strategy of the Company, internal equity considerations, competitive practice, and the requirements of the appropriate regulatory bodies. The Committee shall communicate to shareholders the Company's compensation policies and the reasoning behind such policies. More specifically, the Committee shall be responsible for the following:

     Review from time to time and approve the Company's compensation strategy to ensure that management is rewarded appropriately for its contributions to Company growth and profitability and that the executive compensation strategy supports organization objectives and promotes shareholder interests.

  - Review annually, and determine the individual elements of, total compensation for the Chief Executive Officer and communicate in the annual Board Compensation Committee Report to shareholders the factors and criteria on which the Chief Executive Officer's compensation for the last year was based, including the relationship of the Company's performance to the Chief Executive Officer's compensation.

  - Review and approve the individual elements of total compensation for the senior management of the Company other than the Chief Executive Officer and communicate in the annual Board Compensation Committee Report to shareholders the specific relationship of corporate performance to executive compensation.

  - Assure that the Company's equity incentive compensation programs and the annual incentive plans are administered in a manner consistent with shareholder interests.

  - Approve, subject, where appropriate, to submission to shareholders, all new equity incentive plans and modifications thereto.

  -  Approve  compensation  for  Board  of  Directors.

  - Approve annual compensation and equity incentive grants for the Company's officers and senior executives.

  - Review with the Chief Executive Officer matters relating to management succession and development, including, but not limited to, compensation.

  - Review the Company's employee benefit programs and approve changes subject, where appropriate, to shareholder or Board of Director approval.

  - If appropriate, hire experts in the field of executive compensation to assist the Committee with its reviews.

  - Such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board of Directors of the Company and/or the Chairman of the Board of Directors, or as designated in plan documents.

MEETINGS

     The Committee will meet as often as necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee and/or management of the Company. Reports of meetings of the Committee shall be made to the Board of Directors at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board of Directors approved by the Committee.

                                   APPENDIX C


                NOMINATING/CORPORATE GOVERNANCE COMMITTEE CHARTER

COMPOSITION  AND  TERM  OF  OFFICE
     The Board of Directors has created and shall designate annually three or more of its independent directors (as defined in the NYSE regulations for listed companies) to constitute members of the Committee. The Committee will appoint a chairman from among its members.

PURPOSE
     The Committee shall identify individuals qualified to become board members, and select the director nominees for election by the shareholders at each annual meeting. The Committee shall review and implement a set of corporate governance principles and a compliance policy.

PRIMARY  RESPONSIBILITIES
     The  Committee  shall  have  the  following  primary  responsibilities:

1. The Committee shall review, at least annually, the structure of the Board to assure that the proper skills and experience are represented on the Board and that the Board includes a majority of independent directors. The Nominating Committee shall propose to the full Board, nominees for Board membership, based upon the foregoing criteria and the Committee's collective best judgment.

2. The Committee shall review potential conflicts of prospective and incumbent Board members.

3. Committee shall periodically review and recommend to the full Board the size of the Board.

4. Committee shall recommend to the Board the membership of the committees of the Board.

5. The Committee will review outside directorships in other companies held by senior officers and directors of the company.

6. The Committee shall review the qualifications of all director nominees, and the performance of all incumbent directors, in making the Committee's selection for director nominees for each annual meeting.

7. The Committee shall review and set the compensation for members of the Board of Directors for service as a director or member of any committee.

8. The Committee shall review and oversee the implementation of a code of ethics and compliance policy for the corporation and its employees and officers.

9. The Committee shall establish procedures for receiving complaints regarding breaches of the ethics and compliance policy both directly and on an anonymous basis.

10. The Committee shall meet regularly outside of the presence of management to discuss corporate governance.

11. The Committee shall evaluate the performance of the directors, the board as a whole and its committees;

12. The Committee shall perform such other functions which from time to time may be assigned by the Board of Directors.

MEETING  TIMES
     The Committee shall hold meetings as necessary upon the request of the Chairman of the Committee or the request of the full Board of Directors.

                                   APPENDIX D

                           Corporate Governance Policy

     Effective corporate governance requires a clear understanding of the respective roles of the board and of senior management and their relationships with others in the corporate structure. This policy is intended to clarify these relationships and responsibilities and to promote effective corporate governance.

                             THE BOARD OF DIRECTORS

     The board of directors has the important role of overseeing management performance on behalf of stockholders. The board exercises its oversight responsibilities and authority by:

- Delegating authority and responsibility for managing the everyday affairs of the corporation to the CEO and senior management while monitoring and overseeing management's execution of these responsibilities and performance;

-     Planning  for  management  succession;

- Understanding, reviewing, and monitoring implementation of the corporation's strategic plans;

-     Understanding  and  reviewing  annual  operating  plans  and  budgets;

- Taking reasonable steps, through its audit committee, to become comfortable that the corporation's financial statements and other related disclosures fairly and accurately present the corporation's financial condition and results of operations;

-     Reviewing  internal  controls;

- Selecting, overseeing and compensating (through its compensation committee), a well qualified and ethical chief executive officer who, with senior management, runs the Corporation on a daily basis;

-     Reviewing  and  approving  significant  corporate  actions;

- Through its nominating/corporate governance committee, nominating directors and committee members and overseeing corporate governance; and

- Reviewing and implementing any other actions which, in the discretion of the board or its committees, are necessary to promote the interests of the shareholders and effective corporate governance.

     Directors should bring a range of experience and knowledge to the corporation and should not have any interests which, in the reasonable discretion of the board, could reasonably be expected to interfere with the Director's obligation to effectively represent the interests of the shareholders or effectively govern the corporation.

     In performing its oversight function, the board is entitled to reasonably rely on the advice, reports, and opinions of management, counsel, auditors and expert advisors. In this reliance, the board should be satisfied with the qualification of the advisor and the processes used by the advisor in reaching decisions and making recommendations.


Management

     It is the responsibility of the CEO and the senior management to operate the corporation in an effective and ethical manner. As part of this operational responsibility, the CEO and senior management are charged with:

- Operating the business of the corporation in a manner which is reasonably calculated to maximize the long term value of the corporation;

-     Establishing  and  implementing  a  strategic  plan  for  the corporation;

-     Establishing  and  implementing  annual  operating  plans  and  budgets;

- Selecting qualified management and establishing an effective organizational structure;

-     Identifying  and  managing  risks;

- Establishing internal controls and a financial reporting system which are reasonably calculated to produce financial reports that accurately and fairly present the corporation's financial condition;

- Setting a strong ethical tone for the corporation and establishing and implementing a code of conduct which is reasonably calculated to discourage and detect misconduct;

- Effectively and candidly communicating with shareholders on a timely basis;

-     Treating  employees  fairly  and  equitably;

- Establishing the corporation as a good corporate citizen within the community;

- Implementing other goals and programs established by the board or its committees.

     This policy is intended to provide a broad and flexible framework for defining the roles of, and relationships between, the board and management for effective governance of the corporation. In accordance with this policy, it is this corporation's goal that the relationships of the board and management

-     with  shareholders  be  characterized  by  candor  and  good  faith;

-     with  employees  be  characterized  by  fairness;

- with the communities in which the corporation operates by good citizenship; and

-     with  the  government  by  commitment  to  compliance.

                                        Appendix  E

                                  FORM OF PROXY
                                      Front



PROXY               MACDERMID,  INCORPORATED         PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         Annual Meeting of Shareholders - April 30, 2003 at 3:00 P.M.,EDT at MacDermid, Incorporated, 245 Freight Street, Waterbury, Connecticut 06702.

     The undersigned hereby constitutes and appoints DANIEL H. LEEVER, attorney and proxy to act on behalf of the undersigned at said meeting and at any adjournment thereof (the "Meeting"), with authority to vote on the following matters all shares of stock which the undersigned would be entitled to vote at the Meeting if personally present as directed on the reverse side hereof with respect to the items set forth in the accompanying Proxy Statement and in his discretion upon such other matters as may properly come before the Meeting.

   PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY VOTING INSTRUCTION CARD IN THE
                               ENCLOSED ENVELOPE.

                  (Continued and to be signed on reverse side.)

                                     Reverse

      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

A  vote  FOR  items  1  through  3  is  recommended  by  the Board of Directors.

1.  Election  of  Directors
Nominees:  Daniel  H.  Leever,  Donald  G.  Ogilvie,  James  C. Smith, Joseph M.
Silvestri,  T.  Quinn  Spitzer  and  Robert  L.  Ecklin.

                 FOR     WITHHOLD     FOR ALL (Except Nominee(s)
             [  ]    [  ]       [  ]    written  below)

2. Ratification of the appointment of KPMG L.L.P. as Independent Accountants for the fiscal year ended December 31, 2003.

                             FOR   AGAINST  ABSTAIN
        [  ]     [  ]      [  ]

3. In their discretion, upon any other matters as may properly come before the meeting.

                         AUTHORITY   AUTHORITY   ABSTAIN
                  GRANTED     WITHHELD
                           [ ]         [ ]        [ ]


This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. If no direction is made, this proxy will be voted FOR the above matters.


     Dated:____________________,2003
Signature(s)_____________________________
            _____________________________
            NOTE:Please  sign  exactly  as  name
            appears  hereon.  For  joint  accounts
            both  owners  should  sign.  When
            signing  as  executor,  administrator,
            attorney,  trustee,  guardian,
            corporate officer, etc., please give your full title.


[Space is provided for a mailing label containing the shareholder's name, address, account number, CUSIP number, sequence number and number of shares.]